EXHIBIT 4

NUMBER OF SHARES

PPB POPULAR, Inc.

Stockholder No. CUSIP 733174 403

San Juan, Puerto Rico

Incorporated under the laws of the Commonwealth of Puerto Rico

THIS CERTIFICATE IS TRANSFERABLE IN SAN JUAN, PUERTO RICO

This is to certify that the person(s) or entity(ies) who is (are) mentioned below, to wit:

is (are) the owner(s) of

FULLY PAID AND NON-ASSESSABLE SHARES OF 8.25% NON-CUMULATIVE MONTHLY INCOME PREFERRED STOCK, SERIES B, OF NO PAR VALUE, OF POPULAR, INC.

transferable only on the books of the Corporation personally by the holder hereof or by his duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated:

Countersigned and Registered:

BANCO POPULAR DE PUERTO RICO

TRANSFER AGENT AND REGISTRAR

		/s/	/s/

By	Authorized Signature	Secretary	President

	[SEAL]	POPULAR INC.
1984
ESTADO LIBRE ASOCIADO DE P.R.

The Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series which the Corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights. Any requests should be made to the Secretary of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common TEN ENT – as tenants by the entireties JT TEN – as joint tenants with right of survivorship and not as tenants in common	UNIF GIFT MIN ACT – Custodian (Cust) (Minor) under Uniform Gifts to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

For Value Received,                         hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                                                                                                  Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                  Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH

THE NAME AS WRITTEN UPON THE FACE OF THE

CERTIFICATE IN EVERY PARTICULAR, WITHOUT

ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATION AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.